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                                                                   EXHIBIT 10.45

          Schedule of documents substantially similar to Exhibit 10.38

1 Real Estate Mortgage dated May 15, 2001 for Jameson Inn, Carrollton, Georgia; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,100,000

2. Real Estate Mortgage dated March 28, 2001 for Jameson Inn, Tuscaloosa, Alabama; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,500,000; Unconditional Guaranty of Payment and Performance

3. Real Estate Mortgage dated February 15, 2001 for Jameson Inn, Greenwood, South Carolina; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,900,000

4. Real Estate Mortgage dated February 15, 2001 for Jameson Inn, Easley, South Carolina; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,750,000

5. Real Estate Mortgage dated February 6, 2001 for Jameson Inn, Decatur, Alabama; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,550,000; Unconditional Guaranty of Payment and Performance

6.   Real Estate Mortgage dated February 6, 2001 for Jameson Inn,
     Scottsboro, Alabama; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,700,000; Unconditional Guaranty of Payment and Performance

7. Real Estate Mortgage dated February 6, 2001 for Jameson Inn, Forest City, North Carolina; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,650,000; Unconditional Guaranty of Payment and Performance